EXHIBIT 10.14



                 [NORTHWEST IOWA COMMUNITY COLLEGE LETTERHEAD]



July 19, 2005


Scott Eppinga
American Pallet Leasing, Inc
3115 Eagle Ave
Rock Valley, IA 51247

Dear Scott,

Enclosed is your copy of the First Amendment to your Preliminary Agreement. Please file this with your original agreement. Please note that this extends your deadline to August 1, 2006. We will need to proceed with the final agreement prior to July 1, 2006.

If you have any questions, please let me know.

Thank you


Sincerely



/s/ Woody Grabenbauer
---------------------
Woody Grabenbauer
Business & Industry

WG/ls
Encl

                   FIRST AMENDMENT TO PRELIMINARY INDUSTRIAL
                          NEW JOBS TRAINING AGREEMENT

         This First Amendment to Preliminary Industrial New Jobs Training Agreement (the "First Amendment") between Northwest Iowa Community College (the "Community College") and American Pallet Leasing, Inc. (the "Employer"):

                                  WITNESSETH:

         WHEREAS, the Community College and the Employer have heretofore entered into a Preliminary Industrial New Jobs Training Agreement (the "Original Agreement") dated as of September 20, 2004; and

         WHEREAS, the parties desire to amend the Original Agreement to provide that the deadline in Section 3.4 of the Preliminary Industrial New Jobs Training Agreement regarding the date by which the Community College and the Employer agree to enter into a permanent training agreement, be extended from August 1, 2005 to August 1, 2006.

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL REPRESENTATIONS AND AGREEMENTS HEREINAFTER CONTAINED, THE PARTIES AGREE AS
FOLLOWS:

         Section I. That Section 3.4 of the Original Agreement hereby is amended to read as follows:

            "Section 3.4. All commitments of the Community College and the Employer under this Preliminary Agreement are subject to the condition that mutually agreeable terms of a permanent training agreement shall be reached on or before August 1, 2006. It is understood and agreed that if such final agreement is not reached, neither the Community College or the Employer shall be obligated to proceed with a training program. It is further understood and agreed that the decision to enter into a permanent training agreement is the sole province of the Community College and that the College may, in its sole discretion, determine not to proceed with the Project or enter into a permanent training agreement. It is further understood and agreed that the permanent training agreement when mutually agreed to and executed shall replace this Preliminary Agreement and shall constitute the entire agreement between the Employer and the Community College."

         Section 2. That the Original Agreement shall be ratified, confirmed and adopted by the Community College and the Employer as amended by this First Amendment.

         IN WITNESS WHEREOF, the Community College and the Employer have caused this First Amendment to be duly executed in their respective names this 18th day of July, 2005.



                                     /s/ Craig (illegible initial) Struve
                                     ------------------------------------
                                     President

ATTEST:


/s/ Alethea Stubbe
---------------------
Secretary


                                     American Pallet Leasing, Inc.



                                     By: /s/ James Crigler
                                        ---------------------

ATTEST:

/s/ Scott Eppinga
---------------------

STATE OF IOWA          )
                       ) SS
COUNTY OF SIOUX        )

         On this 18th day of July, 2005, before me, a Notary Public in and for the State of Iowa personally appeared Craig Struve and Alethea Stubbe, to me personally known, who, being by me duly sworn, did say that they are the President of the Board of Directors and the Secretary, respectively, of Northwest Iowa Community College, Sheldon, Iowa, that the foregoing First Amendment to the Preliminary Industrial New Jobs Training Agreement were signed by authority of the Board; and Craig Struve and Alethea Stubbe, as such officers, acknowledged the execution of said instruments to be the voluntary act and deed of said Community College by it and by them voluntarily executed.

         Given under my hand and seal of office, this 18th day of July, 2005.


DELORES J. KREYKES
Commission Number 728618                          /s/ Delores J. Kreykes
MY COMMISSION EXPIRES                             ----------------------
MAY 24, 2007                                         Notary Public
(SEAL)


STATE OF IOWA          )
                       ) SS
COUNTY OF SIOUX        )

         On this 12th day of July, 2005, before me, a Notary Public in and for the State of Iowa, personally appeared Jim Crigler and Scott Eppinga, to me personally known, who, being by me duly sworn, did say that they are the Director/Treasurer and the General Manager, respectively, of American Pallet Leasing, Inc, a C corporation; that the foregoing First Amendment to the Preliminary Industrial New Jobs Training Agreement were signed on behalf of said corporation by authority of its Board of Directors; and Jim Crigler and Scott Eppinga, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.

         Given under my hand and seal of office, this 12th day of July, 2005.

                                            /s/ Lesa R. Stofferan
                                         ----------------------------
                                                Notary Public


(SEAL)

LESA R. STOFFERAN
Commission Number 121588
MY COMMISSION EXPIRES
MAY 12, 2006

                            American Pallet Leasing
                                3115 Eagle Ave.
                             Rock Valley, IA 51247
                                  712-470-9009



Attn: Woody Grabenbauer

Thank you for assisting us in the extension on the job credits.

Please note that we have following some preliminary projections for production as well as the jobs that will be required. The number of jobs is the same and start date we are seeking the end of September of 05.

I hope that this will help you.

I can be reached at 712-470-2943 day or night.

Kindly

/s/ Scott Eppinga
------------------
Scott Eppinga

                APL Business Objective for Rock Valley Facility

It is the business objective of American Pallet Leasing to utilize the Rock Valley facility for the production of a Hybrid (Steel/Wood) pallet and an all steel pallet to be utilized in the material handling market.

Rock Valley is to be the home of the steel manufacturing because of the extensive availability to a workforce knowledgeable about steel fabricating. Rock Valley will serve as the manufacturing facility for the entire Mid West for American Pallet Leasing in the production of steel and steel/wood pallets.

The target market for the pallets manufactured in Rock Valley will be the greater Chicago market, St Louis market and the Midwest meat processing companies. The pallets will be produced in Rock Valley and sold to a lease company and will be leased out to utilizing parties. Once cash flow is available to warrant American Pallet Leasing's own lease program, American Pallet Leasing will buy back the pallets and continue the program on it's own.

The Rock Valley facility will utilize high tech robotics in its production to take advantage of lower costs and higher efficiencies. Job creation and growth are an important part of American Pallet Leasings commitment to Rock Valley.

YEAR ONE

Project address: EAGLE AVENUE/WESTVIEW BUSINESS PARK

Is the Business actively considering locations outside of Iowa? X Yes If yes, where and what assistance is being offered?

LOCATIONS CONSIDERED IN ILLINOIS, SOUTH CAROLINA, OKLAHOMA, TEXAS, NEBRASKA, MINNESOTA, OHIO

List the jobs that will be retained and/or created as the result of this project. For retained jobs, include the CURRENT wage rate. For jobs to be created, including the STARTING wage rate.

----------------------------------------------------------------------------------------------------------
Job Title                   Skills, Education, or      Number of    Retained (R) or   Starting or Current
                             Experience Required         Jobs         Created (C)          Wage Rate
----------------------------------------------------------------------------------------------------------
Plant manager             Manager experience               1               C                $25.00
----------------------------------------------------------------------------------------------------------
Forman                    Experience-tech/college          4               C                $15.00
----------------------------------------------------------------------------------------------------------
Forklift operator         Training                         2               C                $11.00
----------------------------------------------------------------------------------------------------------
Robotic welder            Experience-2 year tech          18               C                $15.00
----------------------------------------------------------------------------------------------------------
Welding assistant         Experience-2 year tech           4               C                $10.80
----------------------------------------------------------------------------------------------------------
Sheet operator            Experience-2 year tech           2               C                $10.80
----------------------------------------------------------------------------------------------------------
Tube bender               Experience-2 year tech           8               C                $10.80
----------------------------------------------------------------------------------------------------------
Paint booth               Experience-2 year tech           3               C                $10.80
----------------------------------------------------------------------------------------------------------
Portable Welders          College/tech                     4               C                $12.00
----------------------------------------------------------------------------------------------------------
Maintenance/set-up        Experience-college tech          4               C                $13.00
----------------------------------------------------------------------------------------------------------
Computer programmer       Experience-college tech          1               C                $15.00
----------------------------------------------------------------------------------------------------------
CAD operator              Experience-college tech          1               C                $16.00
----------------------------------------------------------------------------------------------------------
Bookkeeper                Training                         1               C                $10.80
----------------------------------------------------------------------------------------------------------
Secretary/clerk           Training                         1               C                $10.50
----------------------------------------------------------------------------------------------------------
Assembly/production                                        8               C                $10.50
----------------------------------------------------------------------------------------------------------
Regional manager          College-experience               1               C                $35.00
----------------------------------------------------------------------------------------------------------
Office assistant          2 year college                   1               C                $12.50
----------------------------------------------------------------------------------------------------------

Total Number of Retained Jobs:

Total Number of Created Jobs:  63      Over what time frame will these jobs be
                                       created? 1st year

Sept 05 1PM 1A 1OA
Oct  05 1FA WBW 2TB 2FW 2AP
Nov  05 3RW 2WA 15O 2PW 1RM
Dec  05 2F 1SO 3RW 1WA 2TB 1M
Jan  06 1FO 1SO 1CP 1CAD 2AP
Feb  06 3RW 1WA IM
Mar  06 2F 2TB 2AP
Apr  06 3RW 1WA 1M
May  06 2AP
Jun  06 2TB 3RW 1WA
July 06
Aug  06 3RW

YEAR TWO

Project address: EAGLE AVENUE/WESTVIEW BUSINESS PARK

Is the Business actively considering locations outside of Iowa? X Yes If yes, where and what assistance is being offered?

LOCATIONS CONSIDERED IN ILLINOIS, SOUTH CAROLINA, OKLAHOMA, TEXAS, NEBRASKA, MINNESOTA, OHIO

List the jobs that will be retained and/or created as the result of this project. For retained jobs, include the CURRENT wage rate. For jobs to be created, including the STARTING wage rate.

--------------------------------------------------------------------------------------------------------------
Job Title                     Skills, Education, or      Number of     Retained (R) or    Starting or Current
                               Experience Required         Jobs          Created (C)           Wage Rate
--------------------------------------------------------------------------------------------------------------
Forman                      Experience-tech/college          2                C                 $15.00
--------------------------------------------------------------------------------------------------------------
Forklift operator           Training                         2                C                 $11.00
--------------------------------------------------------------------------------------------------------------
Robotic welder              Experience-2 year tech          12                C                 $15.00
--------------------------------------------------------------------------------------------------------------
Welding assistant           Experience-2 year tech           4                C                 $10.80
--------------------------------------------------------------------------------------------------------------
Sheet operator              Experience-2 year tech           2                C                 $10.80
--------------------------------------------------------------------------------------------------------------
Tube Bender                 Experience-2 year tech           8                C                 $10.80
--------------------------------------------------------------------------------------------------------------
Paint Booth                 Experience-2 year tech           8                C                 $10.80
--------------------------------------------------------------------------------------------------------------
Portable Welders            College/tech                     4                C                 $12.00
--------------------------------------------------------------------------------------------------------------
Maintenance/set-up          Experience-college tech          5                C                 $13.00
--------------------------------------------------------------------------------------------------------------
Computer programmer         Experience-college tech          1                C                 $15.00
--------------------------------------------------------------------------------------------------------------
CAD operator                Experience-college tech          1                C                 $16.00
--------------------------------------------------------------------------------------------------------------
Assembly/production                                          4                C                 $10.50
--------------------------------------------------------------------------------------------------------------
Secretary/clerk             Training                         1                C                 $10.50
--------------------------------------------------------------------------------------------------------------


Total Number of Retained Jobs: 63

Total Number of Created Jobs:   42       Over what time frame will these jobs be
                                         created? 2nd year

YEAR THREE

Project address: EAGLE AVENUE/WESTVIEW BUSINESS PARK

Is the Business actively considering locations outside of Iowa? X Yes If yes, where and what assistance is being offered?

LOCATIONS CONSIDERED IN ILLINOIS, SOUTH CAROLINA, OKLAHOMA, TEXAS, NEBRASKA, MINNESOTA, OHIO

List the jobs that will be retained and/or created as the result of this project. For retained jobs, include the CURRENT wage rate. For jobs to be created, including the STARTING wage rate.

----------------------------------------------------------------------------------------------------------
Job Title                    Skills, Education, or    Number of     Retained (R) or    Starting or Current
                              Experience Required       Jobs          Created (C)           Wage Rate
----------------------------------------------------------------------------------------------------------
Forman                     Experience-tech/college        2                C                 $15.00
----------------------------------------------------------------------------------------------------------
Forklift operator          Training                       2                C                 $11.00
----------------------------------------------------------------------------------------------------------
Robotic welder             Experience-2 year tech        12                C                 $15.00
----------------------------------------------------------------------------------------------------------
Welding assistant          Experience-2 year tech         4                C                 $10.80
----------------------------------------------------------------------------------------------------------
Sheet operator             Experience-2 year tech         2                C                 $10.80
----------------------------------------------------------------------------------------------------------
Tube bender                Experience-2 year tech         8                C                 $10.80
----------------------------------------------------------------------------------------------------------
Paint booth                Experience-2 year tech         8                C                 $10.80
----------------------------------------------------------------------------------------------------------
Portable welders           College/tech                   4                C                 $12.00
----------------------------------------------------------------------------------------------------------
Maintenance/set-up         Experience-college tech        5                C                 $13.00
----------------------------------------------------------------------------------------------------------
Computer programmer        Experience-college tech        1                C                 $15.00
----------------------------------------------------------------------------------------------------------
CAD operator               Experience-college tech        1                C                 $16.00
----------------------------------------------------------------------------------------------------------
Assembly/production                                       3                C                 $10.50
----------------------------------------------------------------------------------------------------------
General office             Training                       1                C                 $10.50
----------------------------------------------------------------------------------------------------------


Total Number of Retained Jobs: 115

Total Number of Created Jobs:   51       Over what time frame will these jobs be
                                         created? 3rd year

APL AMERICAN
         PALLET LEASING, INC.                                                                                            APPENDIX VI
                               -----------------------------------------------------------------------------------------------------
                                     Month          Month          Month        Month         Month        Month       Month
                                    Sep 05         Oct 05         Nov 05       Dec 05        Jan 06       Feb 06      Mar 06
                                   Projected      Projected      Projected    Projected     Projected    Projected   Projected
                                    Month 1        Month 2        Month 3      Month 4       Month 5      Month 6     Month 7
Revenue
  Sale of Wood Pallets           $  280,907      $  296,459   $   375,127  $   337,516   $   354,390   $   396,638 $   803,256
  Leased Steel Pallets                   --              --            --           --            --            --          --
                                 ----------------------------------------------------------------------------------------------
Total Revenue                    $  280,907      $  298,459   $   315,121  $   337,516   $   364,390   $   396,638 $   803,256
                                 ----------------------------------------------------------------------------------------------
  Less COGS - Wood                (149,112)       (157,367)     (167,274)    (179,787)     (193,427)     (210,545)   (426,387)
                                 ----------------------------------------------------------------------------------------------
Gross Margin                     $  131,795      $  139,097   $   147,847  $   158,355   $   170,963   $   186,093 $   376,869
                                 ----------------------------------------------------------------------------------------------
                                        75%              47%           47%          47%           47%           47%         87%
Operating Expenses
  General & Administrative
    Salary & Wages               $ (19,500)     $  (19,500)   $  (19,500)  $  (19,500)   $  (19,500)   $  (19,500) $  (19,500)
    Rent & Other Occupancy          (1,250)         (1,250)       (1,250)      (1,250)       (1,250)       (1,250)     (1,250)
    Travel & Entertainment          (5,000)         (5,000)       (5,000)      (5,000)       (5,000)       (5,000)     (5,000)
    Other Misc. Expenses            (1,500)         (1,500)       (1,500)      (1,500)       (1,500)       (1,500)     (1,500)

Commissions                               --            --            --           --            --            --          --
Amortization of Steel Pallets             --            --            --           --            --            --          --

  Plant Labor Costs
  Salary & Wages                   (29,335)        (30,383)      (31,641)     (33,151)      (34,562)      (37,136)    (74,944)
  Payroll Burden                    (5,867)         (6,077)       (6,328)      (6,630)       (6,002)       (7,427)    (14,989)
  Plant Occupancy Costs
  Utilities                         (1,500)         (1,500)       (1,500)      (1,500)       (1,500)       (1,500)     (3,000)
  Telephone                           (350)           (350)         (350)        (350)         (350)         (350)       (700)
  R&M                                 (750)           (750)         (750)        (750)         (750)         (750)     (1,500)
  Pallet Selling Expenses
  Shipping/Delivery/Trans          (33,709)        (35,575)      (37,815)     (40,502)      (43,727)      (47,587)    (96,391)
                                 ----------------------------------------------------------------------------------------------
Total Operating Expenses         $ (98,761)      $(101,885)    $(105,634)   $(110,133)    $(115,531)    $(122,010)  $(218,774)

Projected Pre-Tax Earnings       $   33,034     $    37,207   $    42,214  $    48,222   $    55,432   $    64,084 $   158,095
  Estimated Income Taxes            (4,955)         (5,581)       (6,332)      (7,233)      (13,858)      (16,021)    (53,732)
                                 ----------------------------------------------------------------------------------------------
Projected Net Earnings           $   26,079     $    31,626   $    35,882  $    49,989   $    41,574   $    48,063 $   104,343
                                 ==============================================================================================
Excluding Financing                     0.0%            0.0%          0.0%         0.0%          0.0%          0.0%        0.0%

Summary of Statistics
Number of Plants                          1               1             1            1             1             1           2
Wood Pallets Sold This Month         41,337          49,958        53,703       56,877        61,405        66,840     135,361
Steel Pallets on Lease This Month         --             --            --           --            --            --          --


                                                  Month        Month        Month       Month
                                                 Apr 06       May 06       Jun 06      Jul 06
                                                Projected    Projected    Projected   Projected
                                                 Month 8      Month 9     Month 10    Month 11
Revenue
  Sale of Wood Pallets                        $   849,694  $   505,419 $   930,985 $   938,905
  Leased Steel Pallets                             65,000      130,000     195,000     260,000
                                             -------------------------------------------------
Total Revenue                                 $   914,694   $1,035,419  $1,133,985  $1,198,985
                                             -------------------------------------------------
  Less COGS - Wood                              (451,037)    (480,618)   (498,435)   (498,435)
                                             -------------------------------------------------
Gross Margin                                  $   463,656  $   554,802 $   635,550 $   766,550
                                             -------------------------------------------------
                                                       51%          59%         56%         52%
Operating Expenses
  General & Administrative
    Salary & Wages                            $  (39,000)  $  (39,000) $  (39,000) $  (39,000)
    Rent & Other Occupancy                        (2,500)      (2,500)     (2,500)     (2,500)
    Travel & Entertainment                       (10,000)     (10,000)    (10,000)    (10,000)
    Other Misc. Expenses                          (3,000)      (3,000)     (3,000)     (3,000)

Commissions                                       (5,000)      (5,000)     (5,000)     (5,000)
Amortization of Steel Pallets                     (2,912)      (5,824)     (8,735)    (11,647)

  Plant Labor Costs
  Salary & Wages                                 (78,075)     (81,837)    (34,083)    (84,093)
  Payroll Burden                                 (15,615)     (16,366)    (16,819)    (16,819)
  Plant Occupancy Costs
  Utilities                                       (3,000)      (3,000)     (3,000)     (3,000)
  Telephone                                         (700)        (700)       (700)       (700)
  R&M                                             (1,500)      (1,500)     (1,500)     (1,500)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                       (101,963)    (108,650)   (112,678)   (112,678)
                                             -------------------------------------------------
Total Operating Expenses                       $(263,265)   $(277,371)  $(287,026)  $(289,937)

Projected Pre-Tax Earnings                     $  200,392   $  277,431  $  348,524  $  410,612
  Estimated Income Taxes                         (68,133)     (94,326)   (118,498)   (139,608)
                                             -------------------------------------------------
Projected Net Earnings                         $  132,259   $  183,104  $  230,036  $  271,004
                                             =================================================
Excluding Financing                                   0.0%         0.0%        0.0%        0.0%

Summary of Statistics
Number of Plants                                        2            2           2           2
Wood Pallets Sold This Month                      143,186      152,577     158,233     158,233
Steel Pallets on Lease This Month                  10,000       20,000      30,000      40,000

--------------------------------------------------------------------------------
Confidential Information Memorandum, Page 4

APL AMERICAN
         PALLET LEASING, INC.                                                                                            APPENDIX VI
                               -----------------------------------------------------------------------------------------------------
                                     Month          Month          Month        Month         Month        Month       Month
                                    Aug 06         Sep 06         Oct 06       Nov 06        Dec 06       Jan 07      Feb 07
                                   Projected      Projected      Projected    Projected     Projected    Projected   Projected
                                   Month 13       Month 14       Month 15     Month 16      Month 17     Month 18    Month 19
Revenue
  Sale of Wood Pallets           $1,308,904      $1,306,904    $1,306,904   $1,306,904    $1,306,904    $1,306,904  $1,674,823
  Leased Steel Pallets              390,000         481,000       572,000      583,000       754,000       845,000     936,000
                                 ----------------------------------------------------------------------------------------------
Total Revenue                    $1,696,904      $1,787,904    $1,878,904   $1,969,904    $2,060,904    $2,151,904  $2,610,823
                                 ----------------------------------------------------------------------------------------------
  Less COGS - Wood                (650,705)       (693,735)     (693,735)    (693,735)     (693,735)     (693,735)   (889,035)
                                 ----------------------------------------------------------------------------------------------
Gross Margin                     $1,003,169      $1,094,169    $1,185,169   $1,216,169    $1,367,169    $1,458,169  $1,721,788
                                 ----------------------------------------------------------------------------------------------
                                        59%             61%            ?%           ?%            ?%            ?%          ?%
Operating Expenses
  General & Administrative
    Salary & Wages               $ (39,000)      $ (39,000)    $ (39,000)   $ (39,000)    $ (39,000)    $ (39,000)  $ (39,000)
    Rent & Other Occupancy          (2,500)         (2,500)       (2,500)      (2,500)       (2,500)       (2,500)     (2,500)
    Travel & Entertainment         (10,000)        (10,000)      (10,000)     (10,000)      (10,000)      (10,000)    (10,000)
    Other Misc. Expenses            (3,000)         (3,000)       (3,000)      (3,000)       (3,000)       (3,000)     (3,000)

Commissions                         (5,000)         (7,000)       (7,000)      (7,000)       (7,000)       (7,000)     (7,000)
Amortization of Steel Pallets      (17,471)        (21,547)      (25,624)     (29,700)      (33,777)      (37,853)    (41,530)

  Plant Labor Costs
  Salary & Wages                  (119,293)       (119,293)     (119,293)    (119,293)     (119,293)     (119,293)   (154,493)
  Payroll Burden                   (23,859)        (23,859)      (23,859)     (23,859)      (23,859)      (23,859)    (30,899)
  Plant Occupancy Costs
  Utilities                         (4,500)         (4,500)       (4,500)      (4,500)       (4,500)       (4,500)     (6,000)
  Telephone                         (1,050)         (1,050)       (1,050)      (1,050)       (1,050)       (1,050)     (1,400)
  R&M                               (2,250)         (2,250)       (2,250)      (2,250)       (2,250)       (2,250)     (3,000)
  Pallet Selling Expenses
  Shipping/Delivery/Trans         (156,828)       (156,828)     (156,828)    (156,828)     (156,828)     (156,828)   (200,979)
                                 ----------------------------------------------------------------------------------------------
Total Operating Expenses         $(384,751)      $(390,828)  $  (394,904)  $ (398,981)   $ (403,057)   $ (407,134) $ (500,201)

Projected Pre-Tax Earnings       $  618,417      $  703,341  $    790,264  $   877,188   $   964,111    $1,051,035  $1,221,587
  Estimated Income Taxes          (210,262)       (239,136)     (268,690)    (298,244)     (327,798)     (357,352)   (415,340)
                                 ----------------------------------------------------------------------------------------------
Projected Net Earnings           $  408,155      $  464,205  $    521,574  $   578,944   $   636,313   $   693,583 $   806,247
                                 ==============================================================================================
Excluding Financing                     0.0%            0.0%          0.0%         0.0%          0.0%          0.0%        0.0%

Summary of Statistics
Number of Plants                          3               3             3            3             3             3           4
Wood Pallets Sold This Month        220,233         220,233       220,233      220,233       220,233       220,233     282,233
Steel Pallets on Lease This Month    60,000          74,000        88,000      102,000       116,000       130,000     144,000


                                                Month        Month        Month       Month
                                               Mar 07       Apr 07       May 07      Jun 07
                                              Projected    Projected    Projected   Projected
                                              Month 20     Month 21     Month 22    Month 23
Revenue
  Sale of Wood Pallets                       $1,674,823   $1,674,823  $1,674,823  $1,674,823
  Leased Steel Pallets                        1,054,300    1,172,800   1,290,900   1,409,200
                                           -------------------------------------------------
Total Revenue                                $2,729,123   $2,647,423  $2,965,723  $3,084,023
                                           -------------------------------------------------
  Less COGS - Wood                            (889,035)    (889,035)   (889,035)   (889,035)
                                           -------------------------------------------------
Gross Margin                                 $1,840,088   $1,958,388  $2,076,688  $2,194,988
                                           -------------------------------------------------
                                                     ?%           ?%          ?%          ?%
Operating Expenses
  General & Administrative
    Salary & Wages                           $ (39,000)   $ (39,000)  $ (39,000)  $ (39,000)
    Rent & Other Occupancy                      (2,500)      (2,500)     (2,500)     (2,500)
    Travel & Entertainment                     (10,000)     (10,000)    (10,000)    (10,000)
    Other Misc. Expenses                        (3,000)      (3,000)     (3,000)     (3,000)

Commissions                                     (9,100)      (9,100)     (9,100)     (9,100)
Amortization of Steel Pallets                  (47,229)     (57,529)    (57,828)    (63,128)

  Plant Labor Costs
  Salary & Wages                              (154,493)    (154,493)   (154,493)   (154,493)
  Payroll Burden                               (30,899)     (30,899)    (30,899)    (30,899)
  Plant Occupancy Costs
  Utilities                                     (6,000)      (6,000)     (6,000)     (6,000)
  Telephone                                     (1,400)      (1,400)     (1,400)     (1,400)
  R&M                                           (3,000)      (3,000)     (3,000)     (3,000)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                     (200,979)    (200,979)   (200,979)   (200,979)
                                           -------------------------------------------------
Total Operating Expenses                    $ (507,600)  $ (512,900) $ (518,199) $ (523,499)

Projected Pre-Tax Earnings                   $1,332,487   $1,445,488  $1,558,488  $1,671,489
  Estimated Income Taxes                      (453,046)    (491,456)   (529,886)   (568,305)
                                           -------------------------------------------------
Projected Net Earnings                      $   879,442  $   954,022  $1,023,602  $1,103,183
                                           =================================================
Excluding Financing                                 0.0%         0.0%        0.0%        0.0%

Summary of Statistics
Number of Plants                                      4            4           4           4
Wood Pallets Sold This Month                    282,233      282,233     282,233     282,233
Steel Pallets on Lease This Month               162,200      180,400     198,600     216,800


--------------------------------------------------------------------------------
Confidential Information Memorandum, Page 5

APL AMERICAN
         PALLET LEASING, INC.                                                                                            APPENDIX VI
                               -----------------------------------------------------------------------------------------------------
                                            Month         Month         Month         Month         Month        Month
                                           Jul 07        Aug 07        Sep 07        Oct 07        Nov 07       Dec 07
                                          Projected     Projected     Projected     Projected     Projected    Projected
                                          Month 24      Month 25      Month 26      Month 27      Month 28     Month 29
Revenue
  Sale of Wood Pallets                $  2,042,742  $  2,042,742   $  2,042,742 $  2,042,742  $  2,042,742 $  2,042,742
  Leased Steel Pallets                   1,045,800     1,787,760      1,929,720    2,071,680     2,213,540    2,385,600
                                      -----------------------------------------------------------------------------------
Total Revenue                         $  3,688,542  $  3,830,507   $  3,972,462 $  4,111,422  $  4,256,382 $  4,398,342
                                      -----------------------------------------------------------------------------------
  Less COGS - Wood                     (1,084,335)   (1,084,335)    (1,084,335)  (1,084,335)   (1,084,335)  (1,084,335)
                                      -----------------------------------------------------------------------------------
Gross Margin                          $  2,604,207  $  2,746,167   $  2,888,127 $  3,030,087  $  3,172,047 $  3,314,007
                                      -----------------------------------------------------------------------------------
                                                27%           72%            73%          74%           75%          75%
Operating Expenses
  General & Administrative
    Salary & Wages                    $   (39,000) $    (39,000)  $    (39,000)$    (39,000) $    (39,000)$    (39,000)
    Rent & Other Occupancy                 (2,500)       (2,500)        (2,500)      (2,500)       (2,500)      (2,500)
    Travel & Entertainment                (10,000)      (10,000)       (10,000)     (10,000)      (10,000)     (10,000)
    Other Misc. Expenses                   (3,000)       (3,000)        (3,000)      (3,000)       (3,000)      (3,000)

Commissions                                (9,100)      (10,920)       (10,920)     (10,920)      (10,920)     (10,920)
Amortization of Steel Pallets             (73,727)      (80,088)       (86,416)     (92,805)      (92,164)    (105,524)

  Plant Labor Costs
  Salary & Wages                         (189,693)     (189,693)      (189,693)    (189,693)     (189,693)    (189,693)
  Payroll Burden                          (37,939)      (37,939)       (37,939)     (37,939)      (37,939)     (37,939)
  Plant Occupancy Costs
  Utilities                                (7,500)       (7,500)        (7,500)      (7,500)       (7,500)      (7,500)
  Telephone                                (1,750)       (1,750)        (1,750)      (1,750)       (1,750)      (1,750)
  R&M                                      (3,750)       (3,750)        (3,750)      (3,750)       (3,750)      (3,750)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                (245,129)     (245,129)      (245,129)    (245,129)     (245,129)    (245,129)
                                      -----------------------------------------------------------------------------------
Total Operating Expenses              $  (623,088)  $  (631,267)   $  (637,627) $  (643,986)  $  (650,345) $  (656,705)

Projected Pre-Tax Earnings            $  1,981,119  $  2,114,899   $  2,250,500 $  2,386,101  $  2,521,701 $  2,667,302
  Estimated Income Taxes                 (673,580)     (719,066)      (765,170)    (813,274)     (857,328)    (903,483)
                                      -----------------------------------------------------------------------------------
Projected Net Earnings                $  1,307,538  $  1,395,734   $  1,485,330 $  1,574,826  $  1,664,323 $  1,753,819
                                      ===================================================================================
Excluding Financing                            0.0%          0.0%           0.0%         0.0%          0.0%         0.0%

Summary of Statistics
Number of Plants                                 5             5              5            5             5            5
Wood Pallets Sold This Month               344,233       344,233        344,233      344,233       344,233      344,233
Steel Pallets on Lease This Month          253,200       275,040        296,880      315,720       340,560      362,400


                                           Month          Month          Month          Month         Month
                                          Jan 08         Feb 08         Mar 08         Apr 08        May 08
                                         Projected      Projected      Projected      Projected     Projected
                                         Month 30       Month 31       Month 32       Month 33      Month 34
Revenue
  Sale of Wood Pallets                $  2,410,661    $  2,410,661   $  2,410,661   $  2,410,661   $  2,410,661
  Leased Steel Pallets                   2,497,560       2,553,716      2,809,872      2,956,028      3,122,184
                                      -------------------------------------------------------------------------
Total Revenue                         $  4,908,221    $  5,064,377   $  5,220,533   $  5,376,609   $  5,532,845
                                      -------------------------------------------------------------------------
  Less COGS - Wood                     (1,279,635)     (1,279,635)    (1,279,635)    (1,279,635)    (1,279,635)
                                      -------------------------------------------------------------------------
Gross Margin                          $  3,828,566    $  3,784,742   $  3,940,898   $  4,097,054   $  4,253,210
                                      -------------------------------------------------------------------------
                                                74%             75%            75%            70%            79%
Operating Expenses
  General & Administrative
    Salary & Wages                    $   (39,000)    $   (39,000)   $   (39,000)   $   (39,000)   $   (39,000)
    Rent & Other Occupancy                 (2,500)         (2,500)        (2,500)        (2,500)        (2,500)
    Travel & Entertainment                (10,000)        (10,000)       (10,000)       (10,000)       (10,000)
    Other Misc. Expenses                   (3,000)         (3,000)        (3,000)        (3,000)        (3,000)

Commissions                               (10,920)        (12,012)       (12,012)       (12,012)       (12,012)
Amortization of Steel Pallets            (111,883)       (118,879)      (125,874)      (132,869)      (139,865)

  Plant Labor Costs
  Salary & Wages                         (224,893)       (224,893)      (224,893)      (224,893)      (224,893)
  Payroll Burden                          (44,979)        (44,979)       (44,979)       (44,979)       (44,979)
  Plant Occupancy Costs
  Utilities                                (9,000)         (9,000)        (9,000)        (9,000)        (9,000)
  Telephone                                (2,100)         (2,100)        (2,100)        (2,100)        (2,100)
  R&M                                      (4,500)         (4,500)        (4,500)        (4,500)        (4,500)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                (289,279)       (289,279)      (289,279)      (289,279)      (289,279)
                                      -------------------------------------------------------------------------
Total Operating Expenses              $  (752,054)    $  (760,142)   $  (767,137)   $  (774,132)   $  (781,128)

Projected Pre-Tax Earnings            $  2,876,531    $  3,024,600   $  3,173,760   $  3,322,921   $  3,472,082
  Estimated Income Taxes                 (978,021)     (1,028,384)    (1,079,079)    (1,129,793)    (1,180,508)
                                      -------------------------------------------------------------------------
Projected Net Earnings                $  1,898,511    $  1,996,236   $  2,094,682   $  2,193,128   $  2,291,574
                                      =========================================================================
Excluding Financing                            0.0%            0.0%           0.0%           0.0%           0.0%

Summary of Statistics
Number of Plants                                 6               6              6              6              6
Wood Pallets Sold This Month               406,233         406,233        406,233        406,233        406,233
Steel Pallets on Lease This Month          384,240         408,264        432,288        456,312        480,336


--------------------------------------------------------------------------------
Confidential Information Memorandum, Page 6

APL AMERICAN
         PALLET LEASING, INC.                                                                                            APPENDIX VI
                               -----------------------------------------------------------------------------------------------------
                                          Month         Month          Month         Month          Month        Month
                                         Jun 08        Jul 08         Aug 08        Sep 08         Oct 08       Nov 08
                                        Projected     Projected      Projected     Projected      Projected    Projected
                                        Month 35      Month 36       Month 37      Month 38       Month 39     Month 40

Revenue
  Sale of Wood Pallets               $   2,778,580  $  2,778,580   $  2,778,580  $  2,778,580  $  2,778,580  $  2,778,580
  Leased Steel Pallets                   3,434,496     3,508,460      3,762,424     3,926,387     4,090,351     4,254,315
                                     --------------------------------------------------------------------------------------
Total Revenue                        $   6,213,076  $  6,377,039   $  6,541,003  $  6,704,067  $  6,866,931  $  7,032,895
                                     --------------------------------------------------------------------------------------
  Less COGS - Wood                     (1,474,935)   (1,474,935)    (1,474,935)   (1,474,935)   (1,474,935)   (1,474,935)
                                     --------------------------------------------------------------------------------------
Gross Margin                         $   4,738,141  $  4,902,104   $  5,066,068  $  5,230,032  $  5,393,996  $  5,557,960
                                     --------------------------------------------------------------------------------------
                                                72%           77%            72%           73%           75%           70%
Operating Expenses
  General & Administrative
    Salary & Wages                   $    (39,000)  $   (39,000)   $   (39,000)  $   (39,000)  $   (39,000)  $   (39,000)
    Rent & Other Occupancy                 (2,500)       (2,500)        (2,500)       (2,500)       (2,500)       (2,500)
    Travel & Entertainment                (10,000)      (10,000)       (10,000)      (10,000)      (10,000)      (10,000)
    Other Misc. Expenses                   (3,000)       (3,000)        (3,000)       (3,000)       (3,000)       (3,000)

Commissions                               (12,013)      (12,013)       (12,013)      (12,013)      (12,013)      (12,013)
Amortization of Steel Pallets            (153,855)     (161,200)      (168,545)     (175,890)     (183,235)     (190,581)

  Plant Labor Costs
  Salary & Wages                         (260,093)     (260,093)      (260,093)     (260,093)     (260,093)     (260,093)
  Payroll Burden                          (52,019)      (52,019)       (52,019)      (52,019)      (52,019)      (52,019)
  Plant Occupancy Costs
  Utilities                               (10,500)      (10,500)       (10,500)      (10,500)      (10,500)      (10,500)
  Telephone                                (2,450)       (2,450)        (2,450)       (2,450)       (2,450)       (2,450)
  R&M                                      (5,250)       (5,250)        (5,250)       (5,250)       (5,250)       (5,250)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                (333,430)     (333,430)      (333,430)     (333,430)     (333,430)     (333,430)
                                     --------------------------------------------------------------------------------------
Total Operating Expenses             $   (864,109)  $  (882,054)   $  (890,399)  $  (906,745)  $  (914,090)  $  (921,435)

Projected Pre-Tax Earnings           $   3,854,032  $  4,010,050   $  4,166,689  $  4,323,287  $  4,479,906  $  4,636,525
  Estimated Income Taxes               (1,310,371)   (1,363,417)    (1,416,667)   (1,489,915)   (1,523,168)   (1,576,418)
                                     --------------------------------------------------------------------------------------
Projected Net Earnings               $   2,543,861  $  2,648,633   $  2,750,001  $  2,853,370  $  2,956,738$   13,060,106
                                     ======================================================================================
Excluding Financing                            0.0%          0.0%           0.0%          0.0%          0.0%          0.0%

Summary of Statistics
Number of Plants                                 7             7              7             7             7             7
Wood Pallets Sold This Month               468,233       468,233        468,233       468,233       468,233       468,233
Steel Pallets on Lease This Month          528,084       553,609        578,834       604,060       629,285       654,510


                                           Month         Month        Month          Month        Month
                                          Dec 08        Jan 09       Feb 09         Mar 09       Apr 09
                                         Projected     Projected    Projected      Projected    Projected
                                         Month 41      Month 42     Month 43       Month 44     Month 45

Revenue
  Sale of Wood Pallets                 $  3,146,499  $  3,146,499  $  3,146,499  $  3,146,499  $  3,146,499
  Leased Steel Pallets                    4,418,279     4,590,441     4,762,603     4,934,765     5,106,927
                                     ----------------------------------------------------------------------
Total Revenue                          $  7,564,777  $  7,738,939  $  7,909,101  $  8,081,253  $  8,253,425
                                     ----------------------------------------------------------------------
  Less COGS - Wood                      (1,670,235)   (1,670,235)   (1,670,235)   (1,670,235)   (1,670,235)
                                     ----------------------------------------------------------------------
Gross Margin                           $  5,894,542  $  6,066,704  $  6,238,888  $  6,411,028  $  6,583,190
                                     ----------------------------------------------------------------------
                                                 78%           79%           70%           79%           80%
Operating Expenses
  General & Administrative
    Salary & Wages                     $   (39,000)  $   (39,000)  $   (39,000)  $   (39,000)  $   (39,000)
    Rent & Other Occupancy                  (2,500)       (2,500)       (2,500)       (2,500)       (2,500)
    Travel & Entertainment                 (10,000)      (10,000)      (10,000)      (10,000)      (10,000)
    Other Misc. Expenses                    (3,000)       (3,000)       (3,000)       (3,000)       (3,000)

Commissions                                (12,013)      (13,243)      (13,243)      (13,243)      (13,243)
Amortization of Steel Pallets             (197,526)     (205,638)     (213,350)     (221,063)     (228,775)

  Plant Labor Costs
  Salary & Wages                          (295,293)     (295,293)     (295,293)     (295,293)     (295,293)
  Payroll Burden                           (59,059)      (59,059)      (59,059)      (59,059)      (59,059)
  Plant Occupancy Costs
  Utilities                                (12,000)      (12,000)      (12,000)      (12,000)      (12,000)
  Telephone                                 (2,800)       (2,800)       (2,800)       (2,800)       (2,800)
  R&M                                       (6,000)       (6,000)       (6,000)       (6,000)       (6,000)
  Pallet Selling Expenses
  Shipping/Delivery/Trans                 (377,580)     (377,580)     (377,580)     (377,580)     (377,580)
                                     ----------------------------------------------------------------------
Total Operating Expenses               $(1,017,770)  $(1,026,113)  $(1,033,825)  $(1,041,538)  $(1,059,250)

Projected Pre-Tax Earnings             $  4,876,772  $  5,040,591  $  5,205,041  $  5,369,491  $  5,533,940
  Estimated Income Taxes                (1,658,103)   (1,713,801)   (1,769,714)   (1,825,627)   (1,881,540)
                                     ----------------------------------------------------------------------
Projected Net Earnings                 $  3,218,670  $  3,326,790  $  3,435,327  $  3,543,664  $  3,552,401
                                     ======================================================================
Excluding Financing                             0.0%          0.0%          0.0%          0.0%          0.0%

Summary of Statistics
Number of Plants                                  8             8             8             8             8
Wood Pallets Sold This Month                530,233       530,233       530,233       530,233       530,233
Steel Pallets on Lease This Month           679,735       706,222       732,708       759,195       785,681


--------------------------------------------------------------------------------
Confidential Information Memorandum, Page 7